________________________________________________________________________________

SECOND MODIFICATION AGREEMENT


This document should be returned after recording to:
________________________________________________________________________________

Peggy DeMuth
Berkshire Mortgage Finance Corporation
One Beacon Street
14th Floor
Boston, MA  02108
________________________________________________________________________________












________________________________________________________________________________
               SPACE ABOVE THIS LINE FOR RECORDER'S USE


                     Second Modification Agreement

This Second Modification Agreement (the "Agreement") is made and entered into as of the __ day of May 1999 by and among KRUPP GOVERNMENT INCOME TRUST, a Massachusetts business trust ("GIT"); BERKSHIRE MORTGAGE FINANCE CORPORATION, a Massachusetts corporation (the "First Mortgagee"); MOUNTAIN VIEW, LTD., an Alabama limited partnership (the "Partnership"); and Philip P. Mulkey, Henry V. Bragg and Gregory V. Bragg (collectively, the "Partners").

                          W I T N E S S E T H:

WHEREAS, Krupp Mortgage Corporation, now known as Berkshire Mortgage Finance Corporation, made a mortgage loan to the Partnership in the principal sum of Nine Million Five Hundred Forty Seven Thousand Seven Hundred Dollars ($9,547,700) which loan was insured by the U.S. Department of Housing and Urban Development (the "First Mortgage Loan");

WHEREAS, the First Mortgage Loan was made with respect to Mountain View Apartments (the "Project") located on the land described in Exhibit A hereto attached and the terms of the following First Mortgage Loan documents:

A. The First Mortgage Loan is evidenced by a certain Mortgage Note (the "First Mortgage Note") dated April 21, 1992 from the Partnership to the First Mortgagee in the original principal sum of $9,671,400 which principal balance was reduced to $9,547,000 in the Allonge to Mortgage Note also dated April 21, 1992;

B. The repayment of the indebtedness evidenced by the First Mortgage Note is secured by, among other things, (i) a Mortgage dated April 21, 1992 and recorded in the Probate Records of Madison County, Alabama in Book 1799, Page 144 (the "First Mortgage"); (ii) a Regulatory Agreement dated April 21, 1992 (the "Regulatory Agreement") and recorded in the Probate Records of Madison County, Alabama in Book 1799, Page 156 (the First Mortgage Note, First Mortgage and Regulatory Agreement are collectively referred to as the "First Mortgage Loan Documents");

WHEREAS, the security interest in the personal property referenced in the First Mortgage is further perfected by original UC financing statements filed on April 23, 1992 as File Number 88-92-56261 for Madison County, Alabama and 92-14996-F6 for the Secretary of State of Alabama;

WHEREAS, the First Mortgagee obtained funding for the First Mortgage Loan through a participation arrangement with GIT. The interest rates on the First Mortgage Loan are below the then-prevailing interest rates for comparable loans and securities and GIT was unwilling to participate in the First Mortgage Loan unless the Partnership agreed to pay additional interest to GIT;

WHEREAS, the Partnership agreed to pay additional interest to GIT pursuant to a subordinated promissory note (the "Subordinated Note") made by the Partnership in favor of GIT which is secured by a subordinated multifamily mortgage (the "Subordinated Mortgage") dated April 21, 1992 and recorded in the Probate Office of Madison County, Alabama in Book 1799, Page 847 (the Subordinated Note and the Subordinated Mortgage are collectively referred to as the "Participating Loan Documents");

WHEREAS, the Partners have executed an Additional Loan Agreement and a Additional Loan Note evidencing an Additional Loan in the principal sum of One Million Five Hundred fifty Three Thousand Six Hundred and no/100 Dollars ($1,553,600.00) (the "Additional Loan"), which Additional Loan is secured by Pledge and Security Agreements and UCC financing statements with all documents dated April 21, 1992 (collectively, the "Additional Loan Documents");

WHEREAS, the Partners executed a Letter of Direction and Agreement directing the Partnership to assign any of the Partners' distributions in Surplus Cash to GIT to the extent that the Partners have any payment obligations to GIT under the Additional Loan Documents;

WHEREAS, the Project experienced financial difficulties and the Partnership and the Partners requested assistance from GIT in regards to their obligations under the First Mortgage Loan Documents, the Participating Loan Documents and the Additional Loan Documents;

WHEREAS, the Partnership, the Partners and GIT executed a Modification Agreement dated July 1, 1995 (the "1995 Modification Agreement") that provided debt service relief on the First Mortgage Loan and the Additional Loan ending December 31, 1996;

WHEREAS, the Project has continued to experience financial difficulties and the Partnership and the Partners have requested additional assistance from GIT in regards to their obligations under the First Mortgage Loan Documents, the Participating Loan Documents and the Additional Loan Documents;

WHEREAS, the Partnership, the Partners, the First Mortgagee and GIT have agreed to further modify the Subordinated Note, the Additional Loan Agreement and the Additional Loan Note based on GIT's providing the financial assistance provided herein; and

WHEREAS, the Partnership, the Partners, the First Mortgagee and GIT have reached an agreement to the terms and conditions of the financial assistance which is set forth herein.

NOW THEREFORE, in consideration of the foregoing, Ten and No/100 ($10.00) in hand paid to GIT and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound, the Partnership, the Partners, the First Mortgagee and GIT hereby agree as follows:

1. Recitals Incorporated. The foregoing Recitals are hereby incorporated herein to the same extent as if hereafter fully set forth.

2. Interest Rebate. The Partnership shall continue to make monthly debt service payments in accordance with the First Mortgage Note. Retroactively to January 1, 1999 and during the period of the next five years thereafter until December 31, 2004 (the "Workout Term"), GIT will rebate monthly to the Partnership an amount (the "Interest Rebate") equal to the difference between the (i) the interest rate payable under the First Mortgage Note (i.e. 8.25% per annum) and (ii) seven percent (7%) per annum (the "Modified Rate"). The Interest Rebate will not be considered a loan to the Partnership.

3. Partnership and/or Partner's New Equity Contribution. Prior to December 31, 1999, the Partnership and/or the Partners will provide sufficient equity contributions to the extent necessary to ensure that the 1999 HUD-93486 shall not be less than $0 (the Surplus Cash calculation).

4. GIT Assignment Fee Escrow. The balance of funds held by GIT as an Assignment Fee Escrow shall be released upon the execution of this Agreement. The released funds will be used first to reduce the outstanding principal balance of the Additional Loan to $1,400,000. Any funds remaining after the reduction of the Additional Loan principal balance will be held in escrow by GIT for Project improvements mutually agreed upon by GIT and the Partnership.

5. Additional Interest under the Subordinated Note. Paragraph 1.A. of the Subordinated Note is hereby deleted in its entirety. The following is substituted in lieu thereof.

          A. Shared Income Interest. Shared Income Interest shall be paid on an annual basis and shall mean 75% of the first $130,667 and 50% of any amounts remaining from the following sources in accordance with the Letter of Direction:

                  (i) All distributable Surplus Cash, as that term is defined in the Regulatory Agreement, subject, however, to the extent then applicable, to the provisions of Paragraph 4 herein relating to Surplus Cash and the requirement in the Regulatory Agreement that Surplus Cash may only be distributed at the end of a semiannual or annual fiscal year, (except for proceeds of a refinancing, casualty insurance proceeds, and capital contributions to the Maker from any Partner);

                  (ii) Any unrestricted cash of the Maker generated from the operation of the Project; and

                  (iii) Any balance in reserve or escrow accounts not used to satisfy closing prorations or paid to a third party for the purpose of such escrow.

Solely for the purposed of calculating Shared Income Interest, any management fees in excess of 5% gross income, or such higher management fee as HUD or the Lender may determine to be necessary in order to obtain property management of the Project, shall not be recognized as a deduction from the Maker's distributable Surplus Cash or unrestricted cash in determining Shared Income Interest.

Shared Income Interest shall be deemed to be earned on an annual basis, concurrent with the calculation period for Surplus Cash, beginning with the 2000 fiscal year. Shared Income Interest, to the extent it is earned, shall be payable annually to the Holder within 90 days of the end of any fiscal year in which Surplus Cash has been generated. In order to verify the accuracy of the computation of Shared Income Interest, Holder may review the Makers' books and records during normal business hours upon three (3) days' notice. Maker also shall submit to the Holder monthly unaudited and annual audited financial statements and shall submit to the Holder all financial statements submitted to the Lender.

6.   Outstanding   Indebtedness.   In   Paragraph   1.B.  of  the
     Subordinated Note, the defined term "Outstanding Indebtedness" is amended to include the following provision:

         (4) and, the unpaid balance of all accrued and unpaid Base Interest owed by the Partners to the Holder pursuant to this Agreement.

7. Subordinated Promissory Note Advances and Deferred Base Interest. The debt service relief provided by GIT as a result of the 1995 Modification Agreement, as specified below, shall be forgiven upon the execution of this Agreement.

                  Deferred Base Interest                                                 $217,504
                  Subordinated Promissory Note Advances                                    71,076
                  Total                                                                  $288,580


8. General Provisions of Subordinated Note. The first sentence of Paragraph 6.C. is hereby deleted in its entirety and the following substituted in lieu thereof.

         C. Notwithstanding anything to the contrary contained in the Subordinated Note, payment of Shared Income Interest shall be payable within 90 days of the end of any fiscal year in which Surplus Cash was generated.

9. Additional Loan Interest. Section 1.(b) of the Additional Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof.

         Additional Loan Interest shall mean Base Interest as described in
         Section 1.(e).

10. Preferred Interest on Additional Loan. Section 1.(q) of the Additional Loan Agreement is hereby deleted in its entirety. Any subsequent references to Preferred Interest within the Additional Loan Agreement are hereby deleted as well.

11. Payment of Additional Loan Interest. Section 2 of the Additional Loan Agreement is deleted in its entirety and the following substituted in lieu thereof.

Borrowers hereby jointly and severally covenant and agree to pay to the Holder all obligations under the Additional Loan Note and this Agreement, including without limitation, principal and Base Interest to the Holder in accordance with the terms of the Additional Loan Note.

         A. Base Interest shall be payable from any Surplus Cash received by the Holder pursuant to the Subordinated Note and characterized therein as Shared Income Interest but credited as Base Interest under the Additional Loan Note. To the extent that the surplus cash received by the Holder in any fiscal year is less than the Base Interest due under the Additional Loan Agreement, that amount shall remain an obligation of the Borrowers and accrue interest-free and become payable in the manner set forth in the Additional Loan Note.

         B. Principal shall be due and payable in the manner set forth in the Additional Loan Note.

12. Payment Shortfalls/Capital Calls. Section 3 of the Additional Loan Agreement is hereby deleted in its entirety.

13. Certain Definitions. All capitalized terms unless defined herein shall have the same meaning as those terms are defined in the Subordinated Note, the Additional Loan Agreement and the Additional Loan Note.

14.      Notice Requirements.

All notices and other communications required or permitted under this Agreement shall be in writing and, if mailed by prepaid United States first-class, certified mail, return receipt requested, at any time other than a general discontinuance of postal service due to strike, lockout or otherwise, shall be deemed to be received on the earlier of the date shown on the return receipt or three (3) business days after the postmarked day thereof. In addition, notices hereunder may be delivered by hand or by overnight courier, in which event the notice shall be deemed effective when delivered. All notices and other communications under this Agreement shall be given to the parties at the following addresses:

                  If to the Partnership or Partners:

                  Philip P. Mulkey
                  200 Union Hill Drive, Suite 300
                  Birmingham, AL  35209

                  Henry V. Bragg
                  908 North Memorial Parkway
                  Huntsville, AL  35801

                  Gregory V. Bragg
                  908 North Memorial Parkway
                  Huntsville, AL  35801

                  If to the Owner:

                  Mountain View, Ltd
                  200 Union Hill Drive, Suite 300
                  Birmingham, AL  35209

                  If to the Holder:
                  Krupp Government Income Trust
                  In care of Berkshire Mortgage Finance
                  One Beacon Street, 14th Floor
                  Boston, MA  02108

                  If to the First Mortgagee:
                  Berkshire Mortgage Finance
                  One Beacon Street, 14th Floor
                  Boston, MA  02108

Any party hereto may change the address to which notices shall be directed under this paragraph by giving ten (10) days written notice of such change to the other parties.

15. Loan Documents Not Impaired. Except as expressly set forth herein with respect to the Subordinated Note, the Additional Loan Agreement and the Additional Loan Note, the agreements set forth herein are not intended to affect or alter the obligations of the Partnership and the Partners under the First Mortgage Documents, the Subordinated Loan Documents or the Additional Loan Documents and this Agreement shall not be construed as a novation, renegotiation or release of any of these documents.

16. Representations of Borrower. The Partnership and Partners hereby acknowledge and confirm with the First Mortgagee and GIT that:

         (i) They have no offset, counterclaim or defense with respect to the obligations under the First Mortgage Loan Documents, the Subordinated Loan Documents or Additional Loan Documents and to the extent that they have any offset, counterclaim or defense with respect to the obligations thereunder, they hereby waive and release such offset, counterclaim and defense.

         (ii) The Partnership and Partners ratify and affirm all obligations under the First Mortgage Loan Documents and the Subordinated Loan Documents and the Additional Loan Documents.

         (iii)    Except for matters  expressly set forth herein,  the
         Partnership and Partners hereby release and forever   discharge  the
         First Mortgagee  and  GIT  and  all  its   directors,   officers,
         employees, administrators, agents, subsidiaries, affiliates, appraisers, inspectors, accountants, attorneys, successors and assigns from any and all present existing causes of action, demands, claims, debts, accounts, liabilities, costs, expenses, contracts, promises, agreements, and damages whatsoever (hereinafter referred to individually and collectively as the "Claims") which related to the First Mortgage Loan Documents, the Subordinated Loan Documents, the Additional Loan Documents and also including without limitation any and all claims arising out of or relating to the exercise by the First Mortgagee and GIT of any rights pursuant thereto.

17. Representations of the First Mortgagee and GIT. The First Mortgagee and GIT hereby acknowledge that all payment obligations identified in this Agreement, First Mortgage Loan Documents, the Subordinated Loan Documents and the Additional Loan Documents are nonrecourse.

18. Execution in Counterparts. This Agreement may be signed in counterparts by the parties and shall be effective upon the signature of the second party to sign the Agreement.

19. Binding Effect. The terms and provisions of this Agreement shall be binding upon the parities hereto and their heirs successors and assigns.

20.      Time is of the Essence.  Time is of the essence in this Agreement.

21. Governing Law. This Agreement shall be construed under the laws of the State of Alabama and if any provisions of this Agreement are held by a court of competent jurisdiction to be illegal, invalid or unenforceable, then such illegality, invalidity or unenforceability shall not affect the legality, validity, or enforceability of the other provisions of this Agreement.

IN WITNESS WHEREOF, the undersigned parties have caused this instrument to be executed as of the day, month and year first written.

                          PARTNERSHIP:
                          Mountain View LTD. an Alabama limited partnership



                          By:
                          Name:    Philip P. Mulkey
                          Title:   Developer General Partner

                                                     PARTNERS:






                                                              Philip P. Mulkey






                                                              Henry V. Bragg






                                                              Gregory V. Bragg


GIT:
Krupp Government Income Trust, a Massachusetts business trust

By:      Berkshire  Mortgage  Advisors  Limited   Partnership,
         its Advisor

By:      BRF Corporation, its general partner



By:
Name:    Carol J.C. Mills
Title:   Vice President


FIRST MORTGAGEE:
Berkshire Mortgage Finance Corporation



By:
Name:    Carol J.C. Mills
Title:   Vice President